Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
Asset Manager: Growth Portfolio
September 30, 2021
VIPAMG-NPRT3-1121
1.808789.117
U.S. Treasury Obligations - 0.3%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 10/14/21 to 12/2/21 (b) (Cost $889,943)	890,000	889,954

Fixed-Income Funds - 23.9%
	Shares	Value ($)
Fidelity Emerging Markets Debt Central Fund (c)	138,563	1,263,691
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	6,990	701,388
Fidelity Floating Rate Central Fund (c)	74,785	7,545,836
Fidelity High Income Central Fund (c)	29,280	3,377,704
Fidelity Inflation-Protected Bond Index Central Fund (c)	76,804	8,715,663
Fidelity International Credit Central Fund (c)	41,534	4,236,435
Fidelity VIP Investment Grade Central Fund (c)	277,790	30,745,780
iShares 20+ Year Treasury Bond ETF (d)	49,599	7,158,129
TOTAL FIXED-INCOME FUNDS (Cost $60,520,421)		63,744,626

Money Market Funds - 3.1%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (e)	922,800	922,984
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	7,288,146	7,288,875
TOTAL MONEY MARKET FUNDS (Cost $8,211,859)		8,211,859

Equity Funds - 75.4%
	Shares	Value ($)
Domestic Equity Funds - 56.6%
Fidelity Commodity Strategy Central Fund (c)(g)	1,082,863	5,468,456
Fidelity Real Estate Equity Central Fund (c)(g)	27,748	3,912,214
Fidelity U.S. Equity Central Fund (c)	1,067,504	141,476,257
TOTAL DOMESTIC EQUITY FUNDS		150,856,927
International Equity Funds - 18.8%
Fidelity Emerging Markets Equity Central Fund (c)(g)	57,237	15,897,083
Fidelity International Equity Central Fund (c)(g)	318,564	34,038,581
TOTAL INTERNATIONAL EQUITY FUNDS		49,935,664
TOTAL EQUITY FUNDS (Cost $124,126,607)		200,792,591

TOTAL INVESTMENT IN SECURITIES - 102.7% (Cost $193,748,830)	273,639,030
NET OTHER ASSETS (LIABILITIES) - (2.7)%	(7,240,400)
NET ASSETS - 100.0%	266,398,630

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	8	Dec 2021	906,800	(2,417)	(2,417)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	53	Dec 2021	11,389,038	490,953	490,953
ICE MSCI Emerging Markets Index Contracts (United States)	59	Dec 2021	3,674,520	134,106	134,106

TOTAL SOLD					625,059

TOTAL FUTURES CONTRACTS					622,642
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
The notional amount of futures sold as a percentage of Net Assets is 5.7%

Security Type Abbreviations
ETF	-	Exchange-Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $889,954.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Security or a portion of the security is on loan at period end.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
(g)	Non-income producing

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	344,046	20,125,478	19,546,428	210	(112)	-	922,984	0.0%
Fidelity Commodity Strategy Central Fund	1,727,241	5,391,416	2,031,201	891,762	157,978	223,022	5,468,456	0.7%
Fidelity Emerging Markets Debt Central Fund	1,912,830	154,519	765,397	42,440	(61,429)	23,168	1,263,691	0.0%
Fidelity Emerging Markets Debt Local Currency Central Fund	1,121,798	13,888	358,000	13,888	6,499	(82,797)	701,388	0.7%
Fidelity Emerging Markets Equity Central Fund	20,318,472	1,956,220	5,971,264	214,406	1,351,133	(1,757,478)	15,897,083	0.8%
Fidelity Floating Rate Central Fund	1,788,349	5,884,810	187,909	114,416	2,057	58,529	7,545,836	0.3%
Fidelity High Income Central Fund	3,440,176	284,284	518,944	133,753	7,136	165,052	3,377,704	0.1%
Fidelity Inflation-Protected Bond Index Central Fund	8,001,088	2,402,596	1,968,358	10,235	118,636	161,701	8,715,663	0.7%
Fidelity International Credit Central Fund	2,878,568	1,619,087	191,091	60,323	2,231	(72,360)	4,236,435	0.7%
Fidelity International Equity Central Fund	33,865,815	1,934,024	5,144,536	423,940	611,540	2,771,738	34,038,581	0.9%
Fidelity Real Estate Equity Central Fund	324,389	3,203,361	143,946	38,711	1,604	526,806	3,912,214	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	-	42,997,602	35,708,727	8,178	-	-	7,288,875	0.0%
Fidelity U.S. Equity Central Fund	129,899,415	10,825,237	17,471,893	950,298	556,305	17,667,193	141,476,257	0.5%
VIP Investment Grade Central Fund	30,923,400	7,470,992	6,563,447	956,339	197,366	(1,282,531)	30,745,780	0.4%
Total	236,545,587	104,263,514	96,571,141	3,858,899	2,950,944	18,402,043	265,590,947

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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